UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 31, 2014

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

375 Northridge Road, Suite 330
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 31, 2014, Roberts Realty Investors, Inc. (the “Company” or “we”) received a letter from the NYSE MKT stock exchange (the “Exchange”) accepting the Company’s listing compliance plan, which it submitted on December 5, 2014. Under the plan, the Company has until February 18, 2015 to regain compliance with the continued listing standards of the Exchange. The letter also notified the Company that it remained noncompliant with the continued listing standards of the Exchange due to its failure to timely file with the SEC a Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The Company is also subject to periodic review of its progress by Exchange staff during the plan period, and its listing is being continued pursuant to this extension. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the plan period could result in the Company being delisted from the Exchange. The Company expects to make the required filings with the SEC, complete the listing compliance plan, and satisfy the continued listing standards of the Exchange before February 18, 2015. On January 6, 2015, the Company issued a press release announcing the receipt of the Exchange’s acceptance of its listing compliance plan, as submitted. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to our intent, belief, or expectations regarding the completion of our listing compliance plan on or before February 18, 2015. These statements involve risks and uncertainties that include whether the Company and its current and former independent auditors will in fact be able to complete all of the accounting work necessary to complete the plan and make the necessary SEC filings by that date. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For more information about other risks and uncertainties we face, please see the sections entitled “Risk Factors” in our most recent annual report on Form 10-K, our most recent quarterly report on Form 10-Q and our definitive proxy statement filed with the SEC on December 23, 2014, for the special meeting of shareholders to be held on January 22, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.   Exhibit

99.1               Press release issued by Roberts Realty Investors, Inc. on January 6, 2015.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: January 6, 2015	By:	/s/ Anthony W. Shurtz
Anthony W. Shurtz
Chief Financial Officer

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